EXHIBIT 10.1

LIMITED CONSENT AND AMENDMENT TO THE

LOAN ARRANGEMENT AND REIMBURSEMENT AGREEMENT

LIMITED CONSENT AND AMENDMENT, dated as of May 14, 2013 (this “Consent”), to the Loan Arrangement and Reimbursement Agreement, dated as of January 20, 2010 (as amended by the First Amendment to the Loan Arrangement and Reimbursement Agreement dated as of June 15, 2011, the Limited Waiver dated as of February 22, 2012, the Second Amendment to the Loan Arrangement and Reimbursement Agreement dated as of June 20, 2012, the Second Limited Waiver to the Loan Arrangement and Reimbursement Agreement dated as of September 24, 2012, the Third Amendment to the Loan Arrangement and Reimbursement Agreement dated December 20, 2012, the Fourth Amendment to the Loan Arrangement and Reimbursement Agreement dated March 1, 2013, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Arrangement Agreement”), between Tesla Motors, Inc. (the “Borrower”) and the United States Department of Energy (“DOE”). Unless otherwise defined herein, terms defined in the Arrangement Agreement and used herein shall have the meanings given to them in the Arrangement Agreement.

WHEREAS, the Borrower intends to enter into a Base Indenture and a Supplemental Indenture, dated on or about the date hereof, with U.S. Bank National Association, as trustee (collectively, the “Indenture”) pursuant to which the Borrower will issue certain Senior Convertible Notes (the “Convertible Notes”) in an amount that, together with the proceeds of a simultaneous common stock offering (the “Offering”), is sufficient to repay the Note P Obligations, the Note S Obligations and all other amounts due and payable by the Borrower under the Loan Documents in full;

WHEREAS, in connection with the issuance of the Convertible Notes, the Borrower intends to enter into one or more convertible bond hedge agreements (the “Bond Hedge Documents”) and one or more issuer warrant agreements (the “Warrant Documents”);

WHEREAS, the sale and issuance of the Convertible Notes, the Offering, the execution and performance of the Indenture, the Bond Hedge Documents and the Warrant Documents and the transactions contemplated thereby are referred to herein as the “Convertible Note Transactions”;

WHEREAS, at least three Business Days prior to the closing of the Convertible Note Transactions, the Borrower intends to give notice to the FFB under each of Note P and Note S (collectively, the “FFB Notes”) of its intent to prepay the FFB Notes in full upon the closing of the Convertible Note Transactions; and

WHEREAS, the Borrower has requested that DOE consent to the Convertible Note Transactions and agree to limited amendments to the Arrangement Agreement solely to the extent necessary to permit the Convertible Note Transactions and the prepayment of the FFB Notes, and DOE is willing to consent and agree to such limited amendments on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Prepayment of the Notes. (a) The Borrower agrees that (i) at least three Business Days prior to the closing of the Convertible Note Transactions, it will deliver a notice to the FFB and DOE in substantially the form of Exhibit A hereto of its intent to prepay the FFB Notes on the date of the closing of the Convertible Note Transactions (the “Prepayment Date”), and (ii) on the Prepayment Date it will use proceeds of the Convertible Note Transactions to prepay the FFB Notes and to pay all other amounts due and payable by the Borrower under the Loan Documents in full. Any waiver or extension of the Prepayment Date following the delivery of such notice shall require the separate prior written consent of the FFB.

(b) The Borrower shall deliver an irrevocable instruction letter (the “Instruction Letter”) to the underwriter, trustee or other third party responsible for making available the proceeds of the Convertible Note Transactions, which Instruction Letter shall be in form and substance satisfactory to DOE and shall instruct such underwriter, trustee or other third party to wire an aggregate amount of proceeds from the Convertible Note Transactions equal to $460,000,000, or such other amount as the FFB may later notify the Borrower is the aggregate amount required to prepay the FFB Notes and all other amounts due and payable under the Transactions Documents in full on the Prepayment Date, directly to an account of FFB to be designated in such notice. The Borrower shall cause such Instruction Letter to be countersigned by such underwriter, trustee or other third party on the date that the underwriting agreement relating to the Convertible Note Transactions is executed, and shall deliver a copy of such fully-executed Instruction Letter to DOE on such date.

SECTION 2. Limited Amendments.

(a) DOE hereby consents to the Convertible Note Transactions and agrees, in reliance on the Borrower’s agreements in Section 1 hereof, that the provisions of the Arrangement Agreement are deemed amended solely to the limited extent necessary to permit the Borrower to consummate the Offering, execute and deliver the Indenture, the Convertible Notes, the Bond Hedge Documents, the Warrant Documents and the other documents entered into in connection with the Convertible Note Transactions and for the Borrower to perform its obligations thereunder. The consent, agreement and amendment set forth in this Section 2 shall automatically expire and be of no further force or effect at 11:59 p.m. New York time on the Prepayment Date unless the FFB Notes and all other amounts due and payable under the Loan Documents shall have been paid in full. If the notice described in Section 1(a) is delivered, any failure of the Borrower to (i) deliver the fully-executed Instruction Letter in accordance with Section 1(b) above or (ii) repay the FFB Notes and all other amounts due and payable under the Loan Documents in full on the Prepayment Date, shall constitute an Event of Default notwithstanding any grace period or requirement of notice set forth in Section 10.1 of the Arrangement Agreement.

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(b) This Consent shall automatically expire at 11:59 p.m. New York time on May 30, 2013 if the Convertible Note Transactions shall not have been consummated and the FFB Notes and all other amounts due and payable under the Loan Documents shall not have been paid in full by such time.

SECTION 3. Representations and Warranties. Each of the Obligors hereby represents and warrants to DOE that:

(a) As of the date hereof, no Default or Event of Default has occurred and is continuing.

(b) Each of the representations and warranties made by any Obligor in or pursuant to the Loan Documents (other than the representations and warranties contained in Article 8 of the Note Purchase Agreement) is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case, such representations and warranties were true and correct in all material respects as of such earlier date).

(c) Each Obligor has all requisite power and authority to execute, deliver, perform and observe its obligations under this Consent and has duly executed and delivered this Consent. No board, stockholder or other corporate approvals of any Obligor are required for this Consent.

SECTION 4. Effect of Consent.

(a) Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of DOE under the Arrangement Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Arrangement Agreement or any other provision of the Arrangement Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Arrangement Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the date hereof, each reference in the Arrangement Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import, and each reference to the “Arrangement Agreement” in any other Loan Document shall be deemed a reference to the Arrangement Agreement as modified hereby. This Consent shall be deemed an amendment to the Arrangement Agreement pursuant to Section 12.1 of the Arrangement Agreement and shall constitute a “Loan Document” for all purposes of the Arrangement Agreement and the other Loan Documents.

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SECTION 5. Consent and Reaffirmation. (a) Each Guarantor hereby consents to this Consent and the transactions contemplated hereby, (b) each of the Borrower and the Guarantors agrees that, notwithstanding the effectiveness of this Consent, the Guarantee, the Security Agreement and each of the other Loan Documents continue to be in full force and effect, (c) each Guarantor confirms its guarantee of the Guaranteed Obligations (as defined in the Guarantee and which definition, for clarity, incorporates by reference all Note P Obligations and all Note S Obligations under the Arrangement Agreement as modified hereby), and each of Borrower and the Guarantors confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents, and (d) each of Borrower and the Guarantors acknowledges that such guarantee and/or grant continues in full force and effect in respect of, and to secure, the Secured Obligations.

SECTION 6. Governing Law. THIS CONSENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, FEDERAL LAW AND NOT THE LAW OF ANY STATE OR LOCALITY. TO THE EXTENT THAT A COURT LOOKS TO THE LAWS OF ANY STATE TO DETERMINE OR DEFINE THE FEDERAL LAW, IT IS THE INTENTION OF THE PARTIES HERETO THAT SUCH COURT SHALL LOOK ONLY TO THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE RULES OF CONFLICTS OF LAWS.

SECTION 7. Counterparts. This Consent may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The parties may deliver such counterparts by facsimile or electronic transmission in Electronic Format. Each party hereto agrees to deliver a manually executed original promptly following such facsimile or electronic transmission.

SECTION 8. Headings. Paragraph headings have been inserted in this Consent as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Consent and shall not be used in the interpretation of any provision of this Consent.

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IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above mentioned.

UNITED STATES DEPARTMENT OF ENERGY

By:	/s/ Frances Nwachuku
	Name:	Frances Nwachuku
	Title:	Director, Portfolio Management Division

[Signature Page to Limited Consent]

TESLA MOTORS, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	Chief Financial Officer

TESLA MOTORS NEW YORK LLC

By:	Tesla Motors, Inc., its sole member

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	Chief Financial Officer

TESLA MOTORS LEASING, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	Chief Financial Officer

TESLA MOTORS MA, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	President

TESLA MOTORS PA, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	President

TESLA MOTORS TX, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	President

[Signature Page to Limited Consent]

NORTHERN NEVADA RESEARCH CO., LLC

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	Chief Financial Officer

TESLA MOTORS NV, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	President

TESLA MOTORS FL, INC.

By:	/s/ Deepak Ahuja
	Name:	Deepak Ahuja
	Title:	President

[Signature Page to Limited Consent]

Exhibit A

FORM OF PREPAYMENT NOTICE

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC 20220

Attention: Mr. Gary Burner, Chief Financial Officer

cc: Loan Programs Office

United States Department of Energy

1000 Independence Avenue, SW

Washington, DC 20585

Attention: Frances Nwachuku

Director, Portfolio Management Division

Re:	Loan Arrangement and Reimbursement Agreement, dated as of January 20, 2010, between Tesla Motors, Inc. (the “Borrower”) and the United States Department of Energy (“DOE”) (as amended, supplemented and restated from time to time, the “Arrangement Agreement”).

Prepayment Election Notice - Future Advance Promissory Notes P and S (the “FFB Notes”

Prepayment Date: [            ], 2013

This Prepayment Notice (this “Prepayment Notice”) is being issued pursuant to the FFB Notes and Section 1 of that certain Limited Consent and Amendment to the Arrangement Agreement dated as of [            ], 2013 (the “Consent”). Terms defined in the Consent, the FFB Notes or the Arrangement Agreement and used herein shall have the meanings given to them therein unless otherwise defined herein.

We hereby notify you that we expect the Convertible Note Transactions to close on the Prepayment Date set forth above, and that on such date, the Borrower will prepay the FFB Notes and pay all other amounts due and payable by the Borrower under the Loan Documents in full.

Please calculate the Prepayment Price for each Advance as specified in Paragraph 14(d)(3) of each FFB Note and notify us of (i) such Prepayment Prices, along with a calculation of the aggregate amount required to prepay the FFB Notes and all other amounts due and payable under the Loan Documents in full on the Prepayment Date, and (ii) the wire transfer instructions for such prepayments.

[Signature page follows]

Very truly yours,

TESLA MOTORS, INC.

By:
	Name:	Deepak Ahuja
	Title:	Chief Financial Officer